Exhibit 99.1

Impax Announces Sale of Taiwan Manufacturing Facility

BRIDGEWATER, NJ, December 19, 2017 – Impax Laboratories, Inc. (NASDAQ: IPXL) today announced that it has entered into a definitive agreement to sell its manufacturing facility in Taiwan (“Impax Taiwan”), to Bora Pharmaceuticals Co, Ltd. (“Bora”). This sale supports Impax’s operational and cost improvement plans to streamline operations and reduce costs.

Under the terms of the agreement, Bora will purchase all of the issued share capital in Impax Taiwan and certain loans outstanding between Impax and Impax Taiwan for a total purchase price of $18.5 million. As a result of the sale, Impax expects to record a pre-tax impairment charge of approximately $70.0 to $80.0 million in the fourth quarter of this year.

“This agreement accelerates the benefits we expect to receive as part of our cost improvement program and allows us to achieve a full run rate of cost savings across all program initiatives by the end of 2018, one year ahead of schedule,” said Paul Bisaro, President and CEO of Impax. “I am also pleased that the agreement may provide continued employment opportunities for our colleagues in Taiwan. I want to thank employees for their commitment to preparing a successful transition.”

Impax has also signed a supply agreement with Bora, effective upon closing of the transaction, to contract the manufacture and supply of certain of Impax’s marketed and development products currently manufactured by Impax Taiwan. Additionally, Bora will have the rights to market and sell Impax’s branded Parkinson’s drug Rytary® (approved as Numient® outside the U.S.) in Taiwan. The transaction is anticipated to close in the first quarter of 2018, subject to customary closing conditions.

“I am confident that this transaction creates value for both companies,” continued Bisaro. “Through this agreement, Impax gains a high-quality contract manufacturing partner with expertise in manufacturing for multinational pharmaceutical companies. The deal also aligns nicely with Bora’s international growth and expansion plans.”

About Impax Laboratories, Inc.

Impax Laboratories, Inc. (Impax) is a specialty pharmaceutical company applying its formulation expertise and drug delivery technology to the development of controlled-release and specialty generics in addition to the development of central nervous system disorder branded products. Impax markets its generic products through its Impax Generics division and markets its branded products through the Impax Specialty Pharma division. Additionally, where strategically appropriate, Impax develops marketing partnerships to fully leverage its technology platform and pursues partnership opportunities that offer alternative dosage form technologies, such as injectables, nasal sprays, inhalers, patches, creams, and ointments. For more information, please visit Impax’s Web site at: www.impaxlabs.com.

About Bora

Bora Pharmaceuticals is a publicly traded, Taiwan based, pharmaceutical company that covers the entire pharmaceutical value chain from research and development to marketing and sales. Bora has a solid financial foundation, experienced management team, and long standing partnerships with best in class multinationals such as Eisai, Lundbeck, and Boehringer Ingelheim. Bora, and its subsidiaries produce, market, and sell products ranging from Generics, Consumer Health, and In-Patent Branded Drugs. In addition, Bora Pharmaceuticals’ PIC/S GMP certified plant provides outsource R&D and contract manufacturing services to over 15 countries worldwide.

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this news release contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Impax’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in Impax’s operating results and financial condition; the volatility of the market price of Impax’s common stock; Impax’s ability to successfully develop and commercialize pharmaceutical products in a timely manner; the impact of competition; the effect of any manufacturing or quality control problems; Impax’s ability to manage its growth; risks related to acquisitions of or investments in technologies, products or businesses; the risks related to the sale or closure of our Taiwan manufacturing facility; effects from fluctuations in currency exchange rates between the U.S. dollar and the Taiwan dollar; risks relating to goodwill and intangibles; the reduction or loss of business with any significant customer; the substantial portion of Impax’s total revenues derived from sales of a limited number of products; the impact of consolidation of Impax’s customer base; Impax’s ability to sustain profitability and positive cash flows; the impact of any valuation allowance on Impax’s deferred tax assets; the restrictions imposed by Impax’s credit facility and indenture; Impax’s level of indebtedness and liabilities and the potential impact on cash flow available for operations; the availability of additional funds in the future; any delays or unanticipated expenses in connection with the operation of Impax’s manufacturing facilities; the effect of foreign economic, political, legal and other risks on Impax’s operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on Impax’s agreements to settle patent litigations, product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of Impax’s products; Impax’s determinations to discontinue the manufacture and distribution of certain products; Impax’s ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements; Impax’s ability to successfully conduct clinical trials; Impax’s reliance on third parties to conduct clinical trials and testing; Impax’s lack of a license partner for commercialization of Numient® (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in Impax’s supply chain; Impax’s policies regarding returns, rebates, allowances and chargebacks; the use of controlled substances in Impax’s products; the effect of current economic conditions on Impax’s industry, business, results of operations and financial condition; disruptions or failures in Impax’s information technology systems and network infrastructure caused by third party breaches or other events; Impax’s reliance on alliance and collaboration agreements; Impax’s reliance on licenses to proprietary technologies; Impax’s dependence on certain employees; Impax’s ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in Impax’s government contracts; Impax’s ability to protect its intellectual property; exposure to product liability claims; changes in tax regulations; uncertainties involved in the preparation of Impax’s financial statements; Impax’s ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on Impax’s business; the location of Impax’s manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in Impax’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Company Contact:

Mark Donohue

Investor Relations and Corporate Communications

(215) 558-4526

www.impaxlabs.com

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